                                                                 EXHIBIT 10.5(b)

                         REGISTRATION RIGHTS AGREEMENT

          This registration rights agreement (the "Agreement") is entered into as of this 21st day of November, 1997, between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), and GECFS, Inc. ("GECC").

     SECTION 1.    CERTAIN DEFINITIONS.

(a) "Business Day" means any day on which the Nasdaq National Market (or any other domestic stock exchange on which the Common Stock is listed) is open for trading.

(b)  "Closing Date" means November 21, 1997.

(c) "Commission" means the Securities and Exchange Commission or any successor agency thereto.

(d) "Common Stock" means the common stock, $.01 par value per share, of the Company.

(e) "Eligible Securities" means those restricted shares of the Company's common stock, $.01 par value, issuable upon exercise of that warrant certificate issued to GECC of even date herewith (the "Warrant") or any warrants derived from such Warrant. Securities shall cease to be Eligible Securities for all purposes of this Agreement when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are permitted to be sold without limitation or restriction pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act, (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act, or (iv) a written opinion of counsel of the Company addressed to the Stockholder owning such securities to the effect that such securities may be sold without registration under the Securities Act has been delivered to such Stockholder.

(f) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

(g) "Person" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

(h) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

(i) "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel, accountants and other experts employed by the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

(j)  "Resale Registration" shall have the meaning set forth in Section 2 hereof.

(k) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

(l) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered on behalf of the Stockholders and all fees and disbursements of counsel for the Stockholders.

(m) "Selling Stockholder" means any Stockholder selling Eligible Securities registered pursuant to Section 2 hereof.

(n) "Stockholder" means GECC and any person holding Eligible Securities to whom the rights under this Agreement have been transferred in accordance with
     Section 6(b) hereof.

     SECTION 2.    RESALE REGISTRATION.

     (a) Resale Registration. The Company hereby agrees, unless otherwise instructed by GECC, to file under the Securities Act, within the 12-month period immediately following the Closing Date (such period, subject to extension as provided below, the "Resale Registration Period"), a registration statement on Form S-1 or any similar long-form registration statement or Form S-3 or any similar short-form registration statement, at its election, to register all Eligible Securities, whether in connection with a primary registration of its Common Stock or otherwise ("Resale Registration"), and shall use its reasonable best efforts to cause such Resale Registration to be declared effective by the Commission. The Company shall have the right, subject to consultation with GECC, to select the timing of the Resale Registration within the Resale Registration Period. The Company shall have the right to include in any such Resale Registration any other securities of the Company, including, but not limited to, any securities of the Company (the "Earlier Securities") desired to be registered by persons or entities also having registration rights from the Company. The Resale Registration Period shall be extended for a period of six additional months if the Company shall have been advised in writing by a nationally recognized independent investment banking firm that, in such firm's opinion, the filing of a registration statement for the Resale Registration immediately prior to the end of the original Resale Registration Period might materially and adversely affect the Company (including the price of the Common Stock)

     (b) Restrictions on Resale Registration. The Company may postpone for up to three months the filing or effectiveness of a registration statement for a Resale Registration if the Company believes that such Resale Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, however, that immediately following such postponement, the Company shall file or request effectiveness of the Resale Registration notwithstanding the expiration of the Resale Registration Period.

     (c) Registration Expenses. The Company (as between the Company and the Selling Stockholders) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Section 2. The Selling Stockholders (as between the Selling Stockholders and the Company) shall be responsible for all Selling Expenses relating to Eligible Securities registered on behalf of the Selling Stockholders.

     (d) Black-Out Period. The Company may, by notice given to all Selling Stockholders under the Resale Registration, require such Selling Stockholders not to make any sale of Eligible Securities pursuant to the registration statement for the Resale Registration if, in the opinion of the Company, (x) securities laws applicable to such sale would require the Company to disclose material non-public information ("Non-Public Information") and (y) the disclosure of such Non-Public Information would adversely affect the Company.
In the event the sales under the Resale Registration are deferred because of the existence of Non-Public Information, the Company will notify the Selling Stockholders promptly upon such Non-Public Information being included by the Company in a filing with the SEC, being otherwise disclosed to the public (other than through the actions of a Selling Stockholder) or ceasing to be material to the Company, and upon such notice being given by the Company, the Selling Stockholders shall again be entitled to sell Eligible Securities pursuant to the Resale Registration.

     SECTION 3.    REGISTRATION PROCEDURES.
                   ------------------------

     (a) Registration and Qualification.
         ------------------------------

          (i) The Company shall prepare and file with the Commission such amendments and supplements to any registration statement registering Eligible Securities and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and comply with the provisions of the Securities Act with respect thereto and the disposition of all Eligible Securities, until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Stockholders as set forth in the registration statement or the expiration of two years after the date such registration statement has become effective; provided, however, that in the event that the Company shall notify the Selling Stockholders of the happening of any event which would cause the prospectus included as part of such registration statement, as then in effect, to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholders shall thereafter sell no shares under such registration statement until the Company has filed an amendment or supplement to the prospectus to cause the prospectus not to include an untrue statement of a material fact or omit to state any material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, subject to
     Section 2(e) hereof, the Company shall be obligated to promptly amend or supplement the prospectus so that the prospectus does not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (ii) The Company will use its reasonable best efforts to register or qualify the Eligible Securities under the blue sky laws of such jurisdictions as any Selling Stockholder reasonably requests and to do any and all other acts which may be reasonably necessary to enable such Selling Stockholder to consummate the disposition in such jurisdictions of the Eligible Securities owned by such Selling Stockholder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

          (iii) The Company may require the Selling Stockholders to furnish to the Company such information regarding the Selling Stockholders and the distribution of the Eligible Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection with any registration;

          (iv) The Company shall provide to each Selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Stockholder may reasonably request in order to facilitate the disposition of the Eligible Securities registered pursuant to such registration statement; and

          (v) The Company will provide a transfer agent and registrar for all Eligible Securities not later than the effective date of the registration statement, and use its reasonable best efforts to cause the Eligible Securities to be listed on each securities exchange or national market system on which the Common Stock is then listed.

     (b) Underwriting. In the event that any registration pursuant to Section 2 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities to be included in such underwriting on the same terms and conditions as shall be applicable to the Common Stock being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Selling Stockholders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 4. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Stockholders.

     SECTION 4.    INDEMNIFICATION.
                   ---------------

     (a) The Company agrees to indemnify, to the extent permitted by law, each Selling Stockholder, and each Person, if any, who controls such Selling Stockholder within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities to which such Selling Stockholder may become subject by reason of its offer and sale of Eligible Securities pursuant to the registration statement, and to reimburse such Selling Stockholder for any reasonable legal or other expenses actually and reasonably incurred in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise, directly or indirectly, out of, or are based upon:

          (i) any untrue statement of a material fact or any alleged untrue statement of a material fact contained in or incorporated by reference in the registration statement or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (ii) any untrue statement of a material fact or any alleged untrue statement of a material fact contained or incorporated by reference in the prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), if used within the period during which the Company is required to keep the registration statement in which such prospectus is contained current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; or

          (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with the Resale Registration;

provided, however, that the indemnification agreement contained herein shall not apply to losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Company by or on behalf of the Selling Stockholders expressly for use in connection with the preparation of the registration statement or any prospectus contained in the registration statement or any such amendment or supplement thereto.

     (b) The Selling Stockholders shall (in the same manner and to the same extent as set forth in Section 4(a)), severally indemnify, to the extent permitted by law, the Company, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and their directors and officers, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of any Selling Stockholder expressly for use in connection with the preparation of the registration statement or any amendment or supplement thereto; provided, however, that each Selling Stockholder's obligations hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of the Eligible Securities sold pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that any failure by a person entitled to indemnification hereunder to give such prompt written notice shall not adversely affect such person's rights hereunder unless such failure prejudices the rights of the indemnifying party hereunder) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of such counsel a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     SECTION 5.    REGISTRATION RIGHTS OF OTHER SECURITY HOLDERS.  The
                   ---------------------------------------------
registration rights granted pursuant to this Agreement are granted subject to any and all registration rights granted by the Company to holders of its securities prior to the date hereof, and no provision herein shall be interpreted so as to be superior to, inconsistent with, or adversely effect, any such previously granted registration rights.

     SECTION 6.    MISCELLANEOUS.
                   -------------

     (a) Amendments. The provisions of this Agreement may be amended only upon the written consent of the Company and GECC, or, in the event there is more than one holder of Eligible Securities, only upon the written consent of the Company and the holders of a majority of the Eligible Securities.

     (b) Assignment. This Agreement is binding upon the parties hereto and their respective successors and assigns. GECC may not assign its rights hereunder, except in accordance with the terms of the Warrant without the prior written consent of the Company in its sole discretion, provided that GECC may transfer rights hereunder to any transferee to which transfer is made under and in accordance with the Warrant or any such transferee to which transfer is made under and in accordance with any warrant derived from the Warrant. Such transferee may not further transfer any rights hereunder except in accordance with the terms of the Warrant without the prior written consent of the Company in its sole discretion. Transfer of the Eligible Securities shall not, in itself, be deemed an assignment of rights hereunder.

     (c) Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which taken together will constitute one and the same agreement.

     (d) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered if delivered by hand or by electronic transmission. If sent by reliable overnight delivery service and addressed as follows, or at such other addresses as the parties hereto may from time to time designate in writing, such notices, requests, demands and other communications shall be deemed delivered upon the earlier of actual receipt or two business days after being so duly sent.

          If to the Company:

                   Einstein/Noah Bagel Corp.
                   14123 Denver West Parkway
                   Golden, Colorado  80401-4086
                   Attn:  General Counsel
                   Facsimile:  (303) 216-3490

          If to GECC:

                   General Electric Capital Corporation
                   4 Northpark Drive, Suite 500
                   Hunt Valley, Maryland 21030
                   Attn:  Region Counsel
                   Facsimile:  (410) 229-5979

          If to any other holder of Eligible Securities:

                   At such address as such holder notifies the Company in writing from time to time.

     (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.


     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first above written.



                                EINSTEIN/NOAH BAGEL CORP.



                                By:  /s/ PAUL A. STRASEN
                                     ------------------------
                                Its: Senior Vice President
                                     ------------------------


                                GECFS, INC.


                                By:  /s/ FRED MAURICE
                                     ------------------------
                                Its: Senior Credit Analyst
                                     ------------------------